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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 27, 2005
                                                         ----------------


                          BERKSHIRE HILLS BANCORP, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      1-15781                 04-3510455
          --------                      ---------               ----------
(State or other jurisdiction of       (Commission               (IRS Employer
       incorporation)                 File Number)           Identification No.)

      24 North Street, Pittsfield, Massachusetts             01201
      ------------------------------------------            ------
      (Address of principal executive offices)            (Zip Code)

      Registrant's telephone number, including area code: (413) 443-5601
                                                          --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 7.01   REGULATION FD DISCLOSURE.
            ------------------------

      On January 27, 2005, Michael P. Daly, President and Chief Executive Officer of Berkshire Hills Bancorp, Inc. (the "Company"), the holding company for Berkshire Bank, provided earnings guidance on a post-earnings conference call. Specifically, Mr. Daly announced that the Company expects:

      o its earnings from continuing operations for fiscal 2005 to be between $2.25 and $2.28 per share on a diluted basis. Such earnings from continuing operations exclude the loss associated with EastPoint Technologies, LLC, an entity in which the Company previously owned a majority interest, but sold in June 2004;

      o its core earnings (which are earnings from continuing operations less any gain on the sale of securities) to be between $2.10 and $2.13 per share on a diluted basis for the 2005 fiscal year; and

      o     its earnings growth to be between 8-10% for fiscal 2005.

Such guidance does not factor in the impact of Statement of Financial Accounting Standard No. 123(R) regarding future stock option expense.

      Statements contained in this report contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and expectations of management, as well as the assumptions made using information currently available to management. Since these statements reflect the views of management concerning future events, these statements involve risks, uncertainties and assumptions. These risks and uncertainties include, among others: changes in market interest rates and general and regional economic conditions; changes in government regulations; changes in accounting principles; and the quality or composition of the loan and investment portfolios and other factors that may be described in the Company's quarterly reports on Form 10-Q for the quarters ended March 31, June 30 and September 30 and in its annual report on Form 10-K, each filed with the Securities and Exchange Commission, which are available at the Securities and Exchange Commission's internet website (www.sec.gov) and to which reference is hereby made. Therefore, actual future results may differ significantly from results discussed in these forward-looking statements.

      Forward-looking statements also include, with limitation, those statements relating to the anticipated effects of the Company's proposed merger with Woronoco Bancorp. The following factors, among others, could cause the actual results of the merger to differ materially from expectations: the ability of the companies to obtain the required shareholder or regulatory approvals of the merger; the imposition of any regulatory conditions or requirements on the merger; the ability of the companies to consummate the merger; Berkshire's ability to successfully integrate Woronoco Bancorp following the merger, including integration of the data processing system and retention of key personnel; a materially adverse change in the financial condition, operations, or projected or actual earnings of either company; the ability to fully realize the expected cost savings and revenue enhancements; the ability to realize the expected cost savings and revenues on a timely basis; and any material change in the local markets in which each company operates.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BERKSHIRE HILLS BANCORP, INC.


Dated: January 27, 2005                   By: /s/ Wayne F. Patenaude
                                             ----------------------------------
                                             Wayne F. Patenaude
                                             Its Sr. Vice President, Treasurer
                                             and Chief Financial Officer



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